                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.4

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                             $  191,108.90
     Available Funds:
        Contract Payments due and received in this period                                                            2,327,733.39
        Contract Payments due in prior period(s) and received in this period                                           674,948.43
        Contract Payments received in this period for next period                                                       53,357.87
        Sales, Use and Property Tax payments received                                                                   64,105.73
        Prepayment Amounts related to early termination in this period                                                  76,291.63
        Servicer Advance                                                                                               868,212.30
        Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
        Transfer from Reserve Account                                                                                4,107,767.72
        Interest earned on Collection Account                                                                            2,529.86
        Interest earned on SPG Account                                                                                     368.08
        Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                                             0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                                      0.00
        Amounts paid under insurance policies                                                                                0.00
        Maintenance, Late Charges and any other amounts                                                                      0.00

                                                                                                                    -------------
     Total Available Funds                                                                                           8,366,423.91
     Less: Amounts to be Retained in Collection Account                                                                186,933.06
                                                                                                                    -------------
     AMOUNT TO BE DISTRIBUTED                                                                                        8,179,490.85
                                                                                                                    =============

     DISTRIBUTION OF FUNDS:

        1. To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                    0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  651,802.84
        3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                                             0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                         0.00
              a) Class A3 Principal (distributed after A2 Note matures) and Interest                                         0.00
              a) Class A4 Principal (distributed after A3 Note matures) and Interest                                 2,898,292.00
              a) Class A5 Principal (distributed after A4 Note matures) and Interest                                         0.00
              b) Class B Principal and Interest                                                                         49,348.70
              c) Class C Principal and Interest                                                                         98,992.40
              d) Class D Principal and Interest                                                                         66,652.76
              e) Class E Principal and Interest                                                                         87,679.97

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   4,104,190.93
        5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                 0.00
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                          125,046.87
              c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                     0.00
        6. To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                   67,003.67
        7. To Servicer, Servicing Fee and other Servicing Compensations                                                 30,480.72
                                                                                                                    -------------
     TOTAL FUNDS DISTRIBUTED                                                                                         8,179,490.85
                                                                                                                    =============

                                                                                                                    -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        186,933.06
                                                                                                                    =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                    4,104,190.93
     - Add Investment Earnings                                                                                           3,576.79
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                4,104,190.93
     - Less Distribution to Certificate Account                                                                      4,107,767.72
                                                                                                                    -------------
End of period balance                                                                                                4,104,190.93
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                                    -------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances).                                          4,104,190.93
                                                                                                                    =============


                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                                      56,818,790.22
                    Pool B                                                      14,807,020.86
                                                                                -------------
                                                                                                      71,625,811.08

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  336,888.08
Class A Monthly Interest - Pool B                                                   87,793.29

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               1,749,275.18
Class A Monthly Principal - Pool B                                                 724,335.45
                                                                                 ------------
                                                                                                       2,473,610.63

Ending Principal Balance of the Class A Notes
                    Pool A                                                      55,069,515.05
                    Pool B                                                      14,082,685.41
                                                                                -------------         -------------
                                                                                                      69,152,200.46
                                                                                                      =============

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                    Class A1                                                             0.00
                    Class A2                                                             0.00
                    Class A3                                                             0.00
                    Class A4                                                    71,625,811.08
                    Class A5                                                             0.00
                                                                                -------------

Class A Monthly Interest                                                                              71,625,811.08
                    Class A1 (Actual Number Days/360)                                    0.00
                    Class A2                                                             0.00
                    Class A3                                                             0.00
                    Class A4                                                       424,681.37
                    Class A5                                                             0.00
                                                                                -------------

Class A Monthly Principal
                    Class A1                                                             0.00
                    Class A2                                                             0.00
                    Class A3                                                             0.00
                    Class A4                                                     2,473,610.63
                    Class A5                                                             0.00
                                                                                -------------
                                                                                                       2,473,610.63

Ending Principal Balance of the Class A Notes
                    Class A1                                                             0.00
                    Class A2                                                             0.00
                    Class A3                                                             0.00
                    Class A4                                                    69,152,200.46
                    Class A5                                                             0.00
                                                                                -------------         -------------
                                                                                                      69,152,200.46
                                                                                                      =============

Class A5

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

V.  CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                    Pool A                                                      968,374.15
                    Pool B                                                      252,332.87
                                                                              ------------
                                                                                                       1,220,707.02

     Class B Overdue Interest, if any                                                 0.00
     Class B Monthly Interest - Pool A                                            5,699.69
     Class B Monthly Interest - Pool B                                            1,485.19

     Class B Overdue Principal, if any                                                0.00
     Class B Monthly Principal - Pool A                                          29,817.19
     Class B Monthly Principal - Pool B                                          12,346.63
                                                                              ------------
                                                                                                          42,163.82

     Ending Principal Balance of the Class B Notes
                    Pool A                                                      938,556.96
                    Pool B                                                      239,986.24
                                                                              ------------
                                                                                                       ------------
                                                                                                       1,178,543.20
                                                                                                       ============

VI. CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class C Notes
                    Pool A                                                    1,936,748.32
                    Pool B                                                      504,665.75
                                                                              ------------
                                                                                                       2,441,414.07

     Class C Overdue Interest, if any                                                 0.00
     Class C Monthly Interest - Pool A                                           11,633.40
     Class C Monthly Interest - Pool B                                            3,031.36

     Class C Overdue Principal, if any                                                0.00
     Class C Monthly Principal - Pool A                                          59,634.38
     Class C Monthly Principal - Pool B                                          24,693.25
                                                                              ------------
                                                                                                          84,327.64

     Ending Principal Balance of the Class C Notes

                    Pool A                                                    1,877,113.94
                    Pool B                                                      479,972.50
                                                                              ------------             ------------
                                                                                                       2,357,086.44
                                                                                                       ============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                    Pool A                                                                 1,291,165.55
                    Pool B                                                                   336,443.84
                                                                                           ------------
                                                                                                                   1,627,609.38
        Class D Overdue Interest, if any                                                           0.00
        Class D Monthly Interest - Pool A                                                      8,277.45
        Class D Monthly Interest - Pool B                                                      2,156.89

        Class D Overdue Principal, if any                                                          0.00
        Class D Monthly Principal - Pool A                                                    39,756.25
        Class D Monthly Principal - Pool B                                                    16,462.17
                                                                                           ------------
                                                                                                                      56,218.42

        Ending Principal Balance of the Class D Notes
                    Pool A                                                                 1,251,409.29
                    Pool B                                                                   319,981.67
                                                                                           ------------            ------------
                                                                                                                   1,571,390.96
                                                                                                                   ============

VIII.CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                    Pool A                                                                 1,613,956.91
                    Pool B                                                                   420,554.80
                                                                                           ------------
                                                                                                                   2,034,511.71

        Class E Overdue Interest, if any                                                           0.00
        Class E Monthly Interest - Pool A                                                     13,808.75
        Class E Monthly Interest - Pool B                                                      3,598.20

        Class E Overdue Principal, if any                                                          0.00
        Class E Monthly Principal - Pool A                                                    49,695.32
        Class E Monthly Principal - Pool B                                                    20,577.71
                                                                                           ------------
                                                                                                                      70,273.03
        Ending Principal Balance of the Class E Notes
                    Pool A                                                                 1,564,261.60
                    Pool B                                                                   399,977.09
                                                                                           ------------            ------------
                                                                                                                   1,964,238.68
                                                                                                                   ============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                    Pool A                                                                 1,998,815.90
                    Pool B                                                                   535,260.24
                                                                                           ------------
                                                                                                                   2,534,076.14

        Residual Interest - Pool A                                                                 0.00
        Residual Interest - Pool B                                                                 0.00

        Residual Principal - Pool A                                                                0.00
        Residual Principal - Pool B                                                          125,046.87              125,046.87

        Ending Residual Principal Balance
                    Pool A                                                                 1,998,815.90            ------------
                    Pool B                                                                   410,213.37            2,409,029.27
                                                                                           ------------            ============

X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                              30,480.72
        - Collection period Trustee Fee                                                                               (3,686.14)
        - Servicer Advances reimbursement                                                                            651,802.84
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                             67,003.67
                                                                                                                   ------------
      Total amounts due to Servicer                                                                                  745,601.09
                                                                                                                   ============

                           DVI RECEIVABLES XII 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     64,455,697.46

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   1,987,812.70

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  -------------
        ending of the related Collection Period                                                                        62,467,884.76
                                                                                                                       =============

     Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                                1,960,456.81

        - Principal portion of Prepayment Amounts                                                         27,355.89

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                          0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                               0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                        0.00

                                                                                                       ------------
                                        Total Decline in Aggregate Discounted Contract Balance         1,987,812.70
                                                                                                       ============

POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     16,826,233.03

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                     823,108.47

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  -------------
        ending of the related Collection Period                                                                        16,003,124.56
                                                                                                                       =============

     Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                                  774,172.73

        - Principal portion of Prepayment Amounts                                                         48,935.74

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                          0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                               0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                        0.00

                                                                                                       ------------
                                        Total Decline in Aggregate Discounted Contract Balance           823,108.47
                                                                                                       ============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      78,471,009.32
                                                                                                                       =============

                           DVI RECEIVABLES XII 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

        POOL A

                              Discounted                                              Discounted
   Lease #                   Present Value       Lease #                              Present Value
   ---------------------------------------       ---------------                      -------------
#* 2000664-003 (08/03)        22,722.50                                                  0.00
#* 2002513-001 (08/03)         5,256.54
#* 9900071-001 (08/03)        86,594.93
#* 2000664-002 (09/03)         2,733.12
#* 2002653-001 (09/03)         5,250.73
#* 9900071-002 (09/03)        16,574.94

                                                     -----------
                                     Totals:         $139,132.76

        POOL B

                             Discounted                                               Discounted
   Lease #                   Present Value       Lease #                              Present Value
   ---------------------------------------       ---------------                      -------------
#* 2002784-001 (10/03)        79,327.73

                                                 ---------------
                                     Totals:         $ 79,327.73

 a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                          $    218,460.49
 b) ADCB AT  CLOSING DATE                                                             273,612,728.90
 c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                0.08%

      * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

     ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
        NONRECOVERABLE ADVANCE

      # NONRECOVERABLE

                           DVI RECEIVABLES XII 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

        POOL A

              Repurchases                                            $  6,674,022.12

              Substitutions                                          $  5,929,947.88

        POOL B

              Repurchases                                            $  1,268,224.06

              Substitutions                                          $  4,770,073.25

                                                                     ---------------
        TOTAL                                                        $ 18,642,267.31

        a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT
                                  CONTRACTS REPURCHASED              $ 18,642,267.31

        b) ADCB AT  CLOSING DATE                                      273,612,728.90
        c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                        6.81%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                           DVI RECEIVABLES XII 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

                                                                 Predecessor
POOL A                     Discounted       Predecessor          Discounted
Lease #     Lessee Name    Present Value    Lease #              Present Value
-----------------------    -------------    -----------         ---------------
            NONE
                                ------                          ---------------
                   Totals:      $ 0.00                          $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS        $          0.00
b) ADCB OF POOL A AT CLOSING DATE                               $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables    $0.00
b)  Total discounted Contract Balance of Substitute Receivables     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
    COLLECTION PERIOD                                          YES       NO X
                                                                  ---      ---

                                                                 Predecessor
POOL B                     Discounted       Predecessor          Discounted
Lease #     Lessee Name    Present Value    Lease #              Present Value
-----------------------    -------------    -----------         ---------------
            NONE
                              ---------                         ---------------
                   Totals:    $    0.00                         $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS        $          0.00
b) ADCB OF POOL B AT CLOSING DATE                               $ 86,877,354.94
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
     RATING AGENCY APPROVES)                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables    $0.00
b)  Total discounted Contract Balance of Substitute Receivables     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD                                             YES       NO   X
                                                                   ---       ---

                           DVI RECEIVABLES XII 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.                            AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
   This Month                           10,644,613.77   This Month                     78,471,009.32
   1 Month Prior                         3,464,858.92   1 Month Prior                  81,281,930.49
   2 Months Prior                          218,741.54   2 Months Prior                 84,313,036.05

   Total                                14,328,214.23   Total                         244,065,975.86

   a) 3 MONTH AVERAGE                    4,776,071.41   b) 3 MONTH AVERAGE             81,355,325.29

   c) a/b                                        5.87%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                      Yes             No     X
                                                                                          ----------     -----------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                              Yes             No     X
                                                                                          ----------     -----------
   B. An Indenture Event of Default has occurred and is then continuing?              Yes             No
                                                                                          ----------     -----------

4. Has a Servicer Event of Default occurred?                                          Yes             No
                                                                                          ----------     -----------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                   Yes             No     X
                                                                                          ----------     ----------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
      obligation not remedied within 90 days?                                         Yes             No
                                                                                          ----------     -----------
   C. As of any Determination date, the sum of all defaulted contracts since the
      Closing date exceeds 6% of the ADCB on the Closing Date?                        Yes             No     X
                                                                                          ----------     -----------

6. Aggregate Discounted Contract Balance at Closing Date   Balance  $273,612,728.90
                                                                    ---------------
   Aggregate Discounted Contract Balances  (A.D.C.B.) of contracts listed as more than:

                                                                   TOTAL               % of Total
                                          A.D.C.B.               A.D.C.B.                A.D.C.B.
                                          --------               --------                --------

   30 Days Overdue                       5,858,367.69         78,471,009.32               7.466%
   60 Days Overdue                       5,664,724.36         78,471,009.32               7.219%
   90 Days Overdue                       7,349,307.26         78,471,009.32               9.366%
   120 Days Overdue                      3,288,313.21         78,471,009.32               4.190%
   150 Days Overdue                          6,993.30         78,471,009.32               0.009%
   180 Days Overdue                              0.00         78,471,009.32               0.000%